SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) April 14, 2000


                              China Broadband Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        0-28345                                          72-1381282
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

2080, 442 - 2 Ave. S.W.
Calgary, Alberta, Canada                                 T2P 5E9
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


                                 (403) 234-8885
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


         624 Wilderness Drive, S.E., Calgary, Alberta, Canada  T2J 1Z2
--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of the Business Acquired:

          China Broadband (BVI) Corp. -- Consolidated Financial Statements Together With Auditors' Report as at March 31, 2000 and for the Period from February 1, 2000 (date of incorporation) to March 31, 2000.

     (b)  Exhibits

Exhibit
Number         Description
------         -----------

 2.1 Purchase Agreement for the Acquisition of CB-BVI. (previously filed as Exhibit 2 on Form 8-K on April 28, 2000).

10.1           Joint  Venture  Contract  between  Big Sky and  China  Merchants.
               (previously filed as Exhibit 10 on Form 8-K on April 28, 2000)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CHINA BROADBAND CORP.
                                       -------------------------------------
                                                   (Registrant)



Date  August 1, 2000                   By: /s/ Matthew Heysel
                                       -------------------------------------
                                       Name:    Matthew Heysel

                                       Title:   Chairman, Chief Executive
                                                  Officer and Director

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 2.1 Purchase Agreement for the Acquisition of CB-BVI. (previously filed as Exhibit 2 on Form 8-K on April 28, 2000).

10.1           Joint  Venture  Contract  between  Big Sky and  China  Merchants.
               (previously filed as Exhibit 10 on Form 8-K on April 28, 2000)

                              China Broadband Corp.

                          Index to Financial Statements

          China Broadband (BVI) Corp. -- Consolidated Financial Statements Together With Auditors' Report as at March 31, 2000 and for the Period from February 1, 2000 (date of incorporation) to March 31, 2000.

               Auditors' Report .............................................F-1
               Consolidated Balance Sheet ...................................F-2
               Consolidated Statements of Operations ........................F-3
               Consolidated Statement of Stockholders' Equity ...............F-4
               Consolidated Statement of Cash Flows .........................F-5
               Notes to Consolidated Financial Statements ...................F-6

================================================================================
                                Auditors' Report
================================================================================


To the Shareholders of China Broadband (BVI) Corp.:

We have audited the consolidated balance sheet of China Broadband (BVI) Corp. (a development stage enterprise) as at March 31, 2000 and the consolidated statements of operations, stockholders' equity and cash flows for the period from February 1, 2000 (date of incorporation) to March 31, 2000. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada which are substantially similar to auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Corporation as at March 31, 2000 and the results of its operations and its cash flows for the period from February 1, 2000 (date of incorporation) to March 31, 2000 in accordance with generally accepted accounting principles in the United States.


Calgary, Canada.                                       /s/ Arthur Andersen LLP
July 25, 2000.                                           Chartered Accountants

                           CHINA BROADBAND (BVI) CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                           CONSOLIDATED BALANCE SHEET
                              AS AT MARCH 31, 2000
                                  (US Dollars)


                              ASSETS

CURRENT ASSETS

     Cash                                                        $     738,201
     Due from officer (Note 4)                                          28,942
                                                                 -------------
                                                                 $     767,143

              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Shareholder advances (Note 4)                               $      24,719
                                                                 -------------
MINORITY INTEREST                                                      230,000
                                                                 -------------
STOCKHOLDERS' EQUITY
     Common shares (Note 3)                                            770,000
     Deficit                                                          (257,576)
                                                                 -------------
                                                                       512,424

                                                                 $     767,143
                                                                 =============



Approved on behalf of the Board of China Broadband (BVI) Corp.

                                            Director
----------------------------------------


                                            Director
----------------------------------------


                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                           CHINA BROADBAND (BVI) CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONSOLIDATED STATEMENT OF OPERATIONS
    FOR THE PERIOD FEBRUARY 1, 2000 (DATE OF INCORPORATION) TO MARCH 31, 2000
                                  (US Dollars)





REVENUE                                                           $           -
                                                                  -------------

GENERAL AND ADMINISTRATIVE EXPENSES                                     257,576
                                                                  -------------
LOSS FOR THE PERIOD BEFORE PROVISION FOR
     INCOME TAXES                                                      (257,576)

PROVISION FOR INCOME TAXES                                                    -
                                                                  -------------

LOSS FOR THE PERIOD                                               $    (257,576)
                                                                  =============

BASIC LOSS PER SHARE                                              $       (0.03)
                                                                  =============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                         7,803,916
                                                                  =============








                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                           CHINA BROADBAND (BVI) CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
   FOR THE PERIOD FEBRUARY 1, 2000 (DATE OF INCORPORATION) TO MARCH 31, 2000
                                  (US Dollars)




                                                                                            Common
                                                                                            Shares           Deficit
                                                                                        -------------     -------------
                                                                                            (Note 3)

February 1, 2000                                                                        $           -     $           -

Issue of common shares for the outstanding shares of

Big Sky Networks Canada Ltd. (Note 1)                                                         270,000                 -

Issue of common shares for cash pursuant to private placement (Note 3)                        500,000                 -

Loss for the period                                                                                 -          (257,576)
                                                                                        -------------     -------------
March 31, 2000                                                                          $     770,000     $    (257,576)
                                                                                        ==============    =============





                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                           CHINA BROADBAND (BVI) CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
   FOR THE PERIOD FEBRUARY 1, 2000 (DATE OF INCORPORATION) TO MARCH 31, 2000
                                  (US Dollars)





OPERATING ACTIVITIES
     Loss for the period                                          $    (257,576)

     Changes in non-cash operating working capital
        Due from officer                                                (28,942)
        Shareholder advances                                             24,719
                                                                  -------------
                                                                       (261,799)

FINANCING ACTIVITIES
     Issue of common shares for cash                                    500,000
                                                                  -------------

INVESTING ACTIVITIES
     Cash acquired on the consolidation of Big Sky Networks
     Canada Ltd. (Note 1)                                               500,000
                                                                  -------------

INCREASE IN CASH                                                        738,201

CASH, beginning of period                                                     -
                                                                  -------------

CASH, end of period                                               $     738,201
                                                                  =============




                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                           CHINA BROADBAND (BVI) CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2000
                                  (US Dollars)



1.   INCORPORATION AND NATURE OF BUSINESS

     China Broadband (BVI) Corp. (the "Corporation") was incorporated in the Territory of the British Virgin Islands on February 1, 2000 under the International Business Companies Act. The Corporation is a development stage enterprise and is seeking to become a leading facilities based provider of high capacity, high speed internet, data and voice services in major urban markets throughout the People's Republic of China.

     The Corporation acquired 50,000 shares representing all of the outstanding shares of Big Sky Networks Canada Ltd. ("BSN"), a company incorporated under the laws of the Territory of the British Virgin Islands from officers, directors and persons related to the officers and directors for 12,500,000 common shares of the Corporation. The Corporation was incorporated for the purpose of acquiring the shares of BSN. BSN did not have any substantial operations prior to February 1, 2000. This transaction was accounted for as a recapitalization of BSN. This recapitalization was effected through the issuance of 12,500,000 common shares of the Corporation constituting of all of its issued and outstanding shares.

     On February 22, 2000, BSN issued an additional 10,000 shares to SoftNet Systems, Inc. for cash consideration of $500,000. On April 25, 2000, BSN issued a further 40,000 shares to SoftNet Systems, Inc. for cash consideration of $2,000,000.

     BSN signed a joint venture agreement on September 21, 1999 with China Merchants Shekou Industrial Zone, Ltd. ("China Merchants") to establish Shenzhen China Merchants Big Sky Network Ltd. ("Shenzhen JV"), the purpose of which is to provide internet access to Chinese residential and business customers through the existing cable television infrastructure. Under the terms of the joint venture agreement, China Merchants agreed to provide all the non-broadcast rights on the cable network of a cable television station controlled by China Merchants. BSN is required to contribute a total of $3,000,000 to the Shenzhen JV as cash or equipment. BSN is also responsible for providing technical support to the Shenzhen JV. Over the Shenzhen JV's fifteen year duration, BSN will be entitled to receive 60% of the profits earned between 2000 and 2004, 50% of the profits earned between 2005 and 2009 and 40% of the profits earned between 2010 and 2014. BSN is entitled to appoint four of the seven directors on the board of directors of the Shenzhen JV for the first five years of its operation and is thereafter entitled to appoint three of the seven directors.

     The Corporation's operations may be adversely affected by significant political, economic and social uncertainties in the People's Republic of China. Although the government of the People's Republic of China has been pursuing economic reform policies, no assurance can be given that it will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the People's Republic of China's political, economic and social conditions. There is also no guarantee that the pursuit of economic reforms by the government of the People's Republic of China will be consistent or effective.

     The People's Republic of China has recently enacted new laws and regulations governing internet access and the provision of online business, economic and financial information. Current or proposed laws aimed at limiting the use of online services could, depending upon interpretation and application, result in significant uncertainty to the Corporation, additional costs and technological challenges in order to comply with any statutory or regulatory requirements imposed by such legislation. Additional legislation and regulations that may be enacted by the government of the People's Republic of China could have an adverse effect on the Corporation's business, financial condition and results of operations.

     The success of the Corporation will depend on the acceptance of broadband internet services, which remains unproven in the People's Republic of China. The Corporation may not be able to attract and retain subscribers, or it may face intense competition which could have an adverse affect on the Corporation's business, financial condition and results of operations.

     Substantially all of the Corporation's revenues and operating expenses will be denominated in the Chinese renminbi, which is currently freely convertible, however, there can be no assurance that this will continue or that the ability to purchase or retain foreign currencies will continue in the future.

     These financial statements have been prepared on a going concern basis. The Corporation's ability to continue as a going concern is dependent upon its ability to generate profitable operations in the future and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Corporation be unable to continue as a going concern.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of presentation

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     Consolidation

     The consolidated financial statements include the accounts of the Corporation and its subsidiary, BSN. At March 31, 2000, BSN is 83% owned by the Corporation (See Note 1). All material intercompany accounts and transactions have been eliminated. Following the issuance of 40,000 shares of BSN to SoftNet Systems, Inc. on April 25, 2000, BSN will become a 50% owned investment of the Corporation and will be accounted for using the equity method.

     Estimates and assumptions

     The preparation of these consolidated financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results may differ from those estimates.

     Foreign currency translation

     The Corporation uses the U.S. dollar as its reporting currency. The Corporation had not commenced operations as of March 31, 2000 and all significant transactions have been transacted in U.S. dollars, or converted to U.S. dollars at the exchange rates in effect at the dates the transactions occurred.

     When operations commence in the People's Republic of China, the functional currency of the Shenzhen JV and any other joint ventures to be entered into will be Chinese renminbi, as it is anticipated that the joint venture operations will be financially and operationally independent. Foreign currency denominated accounts and transactions will be translated to U.S. dollars as follows:

     o all asset and liability accounts will be translated into U.S. dollars at the rate of exchange in effect as of the end of the fiscal year;

     o all shareholders' equity accounts will be translated into U.S. dollars using historical exchange rates; and

     o all revenue and expense accounts will be translated into U.S. dollars at the average rate of exchange for the fiscal year.

     Cumulative gain or loss arising from the conversion of the foreign currency denominated accounts and transactions into U.S. dollars will be recorded as a foreign currency translation adjustment as a component of accumulated other comprehensive income or loss for that period.

     Income taxes

     The Corporation follows the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards, No. 109 "Accounting for Income Taxes." The Corporation is incorporated in the Territory of the British Virgin Islands where there are no corporate income taxes, and accordingly, no income taxes are recorded in these financial statements. When operations commence in the People's Republic of China, the Shenzhen joint venture and any other joint ventures to be entered into, will be subject to corporate income taxes at the statutory rates in the People's Republic of China.

     Net income per share

     Net income per share is calculated using the weighted average number of shares outstanding during the period.

     Fair value of financial instruments

     The Corporation's financial instruments consist of cash, shareholder advances and amount due from officer. As at March 31, 2000, the carrying value of the advances and amount due approximated their fair value due to their short-term nature.

3.   COMMON SHARES

     Authorized

     The authorized capital of the Corporation is 20,000,000 common shares having a par value of $1.00 each.

     Issued

                                                                                        Number          Amount
                                                                                   --------------   ---------------

     Common shares issued for the outstanding shares of BSN                           12,500,000    $       270,000

     Issuance of common shares for cash pursuant to a private
     placement at $0.20 per share                                                       2,500,000           500,000
                                                                                   --------------   ---------------
                                                                                       15,000,000   $       770,000
                                                                                   ==============   ===============

4.   RELATED PARTY TRANSACTIONS

     The amount due from officer of $28,942 is an advance for travel expenses, is non-interest bearing and payable on demand. Subsequent to March 31, 2000, $28,942 has been incurred on travel and related expenses on behalf of the Corporation.

     Shareholder advances of $24,719 is non-interest bearing and payable on demand.

5.   RECENT PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," as subsequently amended by Statement of Financial Accounting Standard No. 137, which established accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value for fiscal quarters of fiscal years beginning after June 15, 2000. It is management's opinion that this standard will not have a significant impact on the Corporation's consolidated financial position, results of operations or cash flows.

6.   EVENTS SUBSEQUENT TO MARCH 31, 2000

     In addition to the subsequent event described in Note 1, on April 14, 2000, the Corporation was acquired by China Broadband Corp. ("CBB") (formerly, Institute for Counseling, Inc.) in a transaction accounted for as a recapitalization. This recapitalization was effected through the issuance of 13,500,000 common shares of CBB, constituting approximately 90% of its shares outstanding after the acquisition, in exchange for all of the outstanding shares of the Corporation. Before the acquisition, CBB had 1,500,000 common shares outstanding.

     As a result  of the  application  of the  accounting  principles  governing
     recapitalizations,   the   Corporation  is  treated  as  the  acquiring  or
     continuing entity for financial accounting purposes.

     The recapitalization of the Corporation will be accounted for as an issuance of stock by the Corporation in exchange for the tangible net assets of CBB, valued at fair value, which approximates CBB's historical costs. As a result, the consolidated financial statements will be deemed to be a continuation of the Corporation's historical financial statements.

     CBB had no significant operations in the preceding year, incurring general and administrative expenses of approximately $28,000. The following pro forma balance sheet as at March 31, 2000 reflects the recapitalization and the April 25, 2000 issuance of 40,000 BSN shares to SoftNet Systems, Inc. as if they had both occurred on March 31, 2000. This pro forma balance sheet has been prepared for information purposes only and does not purport to be indicative of what the financial position would have been had the above two transactions actually taken place on March 31, 2000, and may not be indicative of any future financial position.

                                                               March 31, 2000
                                                               --------------
                                                                 (unaudited)

            Current assets                                      $     275,000
            Investment in BSN                                         270,000
                                                                -------------
                                                                $     545,000

            Current Liabilities                                 $      36,000
            Stockholders' Equity                                      509,000
                                                                -------------
                                                                $     545,000

     Subsequent to April 14, 2000, the Corporation issued the following shares in a series of private placement agreements:

          i) 500,000 common shares at $0.20 per share for total proceeds of $100,000;
          ii) 1,530,000 common shares at $1.00 per share for total proceeds of $1,530,000;
          iii) 1,301,667 common shares at $7.50 per share for total proceeds of $9,762,500.

     On April 14, 2000, the Corporation granted options to officers, directors and consultants to the Corporation to acquire 4,175,000 common shares of the Corporation at a price of $1.00 per share. These options are fully vested at the date of grant, and expire on April 14, 2005.